Exhibit 10.35
FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT dated as of February 5, 2021 (the “Agreement”) is entered into among Citrix Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

    WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Term Loan Credit Agreement dated as of January 21, 2020 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as described below.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:
(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution.
“Communication” has the meaning specified in Section 10.18.
“Electronic Copy” has the meaning specified in Section 10.18.
“Electronic Record” has the meaning assigned to such term by 15 U.S.C. §7006.
“Electronic Signature” has the meaning assigned to such term by 15 U.S.C. §7006.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Term Loan Credit Agreement” means that certain Term Loan Credit Agreement dated as of February 5, 2021, among the Borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United

Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(b)    The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(c)    The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
(d)    The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(e)    The reference to “EEA Financial Institution” in Section 5.19 of the Credit Agreement is amended to read “Affected Financial Institution”.
(f)    Section 7.06(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio, as of the end of any fiscal quarter of the Borrower for the four quarter period ending on such date, to be greater than 4.00 to 1.0; provided that for any fiscal quarter of the Borrower ending on or after the fifth fiscal quarter ending after the initial “Borrowing Date” as defined in the Term Loan Credit Agreement (or such earlier date as the Borrower may elect by written notice to the Administrative Agent) (the “Leverage Ratio Step-Down”), the Borrower shall not permit the Consolidated Leverage Ratio for the four quarter period ending on such date to exceed 3.75 to 1.00; provided further that (x) upon the occurrence of a Qualified Acquisition in any fiscal quarter ending on or after the Leverage Ratio Step-Down, for each of the four (4) fiscal quarters of the Borrower immediately following such Qualified Acquisition, commencing with the fiscal quarter during which such Qualified Acquisition is consummated (the “Leverage Increase Period”), the ratio set forth above shall, at the election of the Borrower, be increased to 4.25 to 1.0 and (y) if the Borrower requests a Leverage Increase Period, then the next request for a Leverage Increase Period may not occur until the Consolidated Leverage Ratio required to be maintained pursuant to this Section 7.06(a) has been at or below 3.75 to 1.0 for at least two (2) fiscal quarters subsequent to the prior Leverage Increase Period.
(g)    Section 10.18 of the Credit Agreement is hereby amended to read as follows:
10.18    Electronic Execution.
This Agreement, any other Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement or any other Loan Document (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this Section 10.18 may include use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower without further verification, and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.
(h)    Section 10.21 of the Credit Agreement is amended and restated in its entirety as follows:
Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
    2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of the following:

(a)    counterparts of this Agreement duly executed by the Borrower, the Lenders and the Administrative Agent; and

(b)    counterparts of (i) a duly executed amendment to the Borrower’s Existing Revolving Credit Agreement documenting an amendment to the financial covenant contained in Section 7.06(a) thereof substantively similar to that set forth in clause 1(f) above and (ii) a duly executed Term Loan Credit Agreement among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto, including a financial covenant substantively similar to the financial covenant set forth in clause 1(f) above.

    3.    Miscellaneous.

        (a)    The Credit Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

    (b)    The Borrower hereby represents and warrants as follows:

(i)    The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws and by equitable principles of general application.
(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Borrower of this Agreement except such as have been obtained or made and are in full force and effect.
(c)    The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement (other than Sections 5.05(c) and 5.06 of the Credit Agreement) and in each other Loan Document are true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they are true and correct in all respects), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they are true and correct in all respects), as of such earlier date and (ii) no Default has occurred and is continuing.

(d)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement that is an electronic signature transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

(e)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(f)    The provisions of Sections 10.14(b), (c) and (d) and 10.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(g)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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    Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                CITRIX SYSTEMS, INC.,
a Delaware corporation

By:    /s/ Antonio G. Gomes
Name:     Antonio G. Gomes
Title:     Executive Vice President, Chief Legal Officer and
Secretary

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.

ADMINISTRATIVE
AGENT:                BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/Carol Alfonso
Name:    Carol Alfonso
Title:    Assistant Vice President

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender

By:    /s/Shyam Gondha
Name:    Shyam Gondha
Title:    Vice President

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.

BNP PARIBAS,
as a Lender

By:    /s/Gregory Paul
Name:    Gregory Paul
Title:    Managing Director

By:    /s/Chief Marbumrung
Name:    Chief Marbumrung
Title:    Vice President

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.

CITIBANK, N.A.,
as a Lender

By:    /s/James M. Walsh
Name:    James M. Walsh
Title:    Managing Director

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/Annie Chung
Name:    Annie Chung
Title:    Director

By:    /s/Ming K. Chu
Name:    Ming K. Chu
Title:    Director

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/Ryan Zimmerman
Name:    Ryan Zimmerman
Title:    Vice President

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/Erik Gustafson
Name:    Erik Gustafson
Title:    Vice President
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
CITRIX SYSTEMS, INC.